SEASONS SERIES TRUST

Supplement to the Prospectus (Class B Shares) dated July 29, 2002

On August 27, 2002, the Board of Trustees of Seasons Series Trust approved certain changes to the Focus Growth Portfolio. Effective October 1, 2002, Jennison Associates LLC ("Jennison") will no longer serve as an adviser for a portion of the assets of the Focus Growth Portfolio. Salomon Brothers Asset Management Inc ("Salomon Brothers"), pursuant to its Subadvisory Agreement with SunAmerica Asset Management Corp., will assume subadvisory responsibilities for the component. All references to Jennison with respect to the Focus Growth Portfolio in the Prospectus are no longer applicable.

Under the heading "Information about the Subadvisers" in the section entitled "MANAGEMENT" on page 44, the fourth complete paragraph is deleted in its entirety and replaced with the following:

Salomon Brothers Asset Management Inc Salomon Brothers is located at 388 Greenwich Street, New York, New York, 10013, and is a subsidiary of Citigroup Inc. Salomon Brothers, together with its affiliates in London, Frankfurt, Tokyo and Hong Kong, provide a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of August 30, 2002, Salomon Brothers had approximately $7.5 billion in assets under management.

The reference to Jennison under the heading "Portfolio Management" in the same section on page 47 is replaced with "Salomon Brothers."

The reference to Jennison under the same heading in the same section on page 57 is deleted in its entirety and replaced with the following:

Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
Focus Growth Portfolio	Salomon Brothers	Alan J. Blake, Managing Director

Mr. Blake is a Portfolio Manager of Salomon Brothers, which he joined in 2001. He is also the Managing Director of Salomon Smith Barney and a Senior Portfolio Manager of Smith Barney Asset Management. He has worked with Salomon Smith Barney or its predecessor companies since 1991.

Dated: September 20, 2002